Statements Of Cash Flows (10Q) (USD $)	3 Months Ended	6 Months Ended	7 Months Ended
	Jun. 30, 2011	Jun. 30, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDER	$ (41,329)	$ (123,753)	$ (145,352)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in due to affiliates, general and administrative expenses		89,542	16,055
Decrease in prepaid expense		2,027	(3,200)
Increase in accounts payable		31,884	57,283
Net cash used in operating activities		(300)	(4,500)
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS		(300)	5,500
CASH AND CASH EQUIVALENTS, at beginning of period/at Inception		5,500
CASH AND CASH EQUIVALENTS, at end of period	5,200	5,200	5,500
Supplemental Disclosure of Non-Cash Information:
Deferred offering costs due to affiliates		$ 56,471	$ 1,589,767